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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 7, 2001


                         Tenaska Georgia Partners, L.P.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                333-96239                             47-0812088
       (Commission File Number)            (IRS Employer Identification No.)


                          1044 N. 115 Street, Suite 400
                           Omaha, Nebraska 68154-4446
          (Address of principal executive offices, including zip code)


                                 (402) 691-9500
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      On June 7, 2001, Tenaska Georgia Partners, L.P. issued a media release. A copy of such media release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      EXHIBIT NUMBER                DESCRIPTION

      99.1                          Media Release dated June 7, 2001.




                                       2
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Tenaska Georgia Partners, L.P. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 8, 2001                    TENASKA GEORGIA PARTNERS, L.P.
                                  a Delaware limited partnership


                                By: TENASKA GEORGIA, INC.
                                    a Delaware corporation, as General Partner
                                    of Tenaska Georgia Partners, L.P.


                                By: /s/ Michael F. Lawler
                                    --------------------------------
                                Name:  Michael F. Lawler
                                Title: Vice President of Finance
                                       and Treasurer


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                                  EXHIBIT INDEX

Exhibit

99.1  Media Release dated June 7, 2001